UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 30, 2011

Schnitzer Steel Industries, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Oregon	0-22496	93-0341923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3200 N.W. Yeon Ave. P.O. Box 10047 Portland, OR	97296-0047
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number Including Area Code:	(503) 224-9900

NO CHANGE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition

On June 30, 2011, Schnitzer Steel Industries, Inc. (the “Company”) issued a press release announcing financial results for the three months ended May 31, 2011.  A copy of this press release is being furnished as Exhibit 99.1 to this report on Form 8-K.

Item 9.01      Financial Statements and Exhibits

(d)                 Exhibits

99.1               Press Release of Schnitzer Steel Industries, Inc. issued on June 30, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schnitzer Steel Industries, Inc.
(Registrant)

Dated:	June 30, 2011	By:	/s/ Richard D. Peach
Name: Richard D. Peach
Title: Sr. V.P. and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Schnitzer Steel Industries, Inc. issued on June 30, 2011.